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                                  EXHIBIT (14)

                               POWERS OF ATTORNEY

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                               POWER OF ATTORNEY
                                WITH RESPECT TO
                  RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

Know all men by these presents that Christopher H. Garrett, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Retirement Builder Variable Annuity Account, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                            /s/ Christopher H. Garrett
                                            ------------------------------------
                                            Christopher H. Garrett
                                            Vice President
                                            Transamerica Life Insurance Company

      October 1, 2002
---------------------------
Date

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                               POWER OF ATTORNEY
                                WITH RESPECT TO
                  RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

Know all men by these presents that Arthur C. Schneider, whose signature appears below, constitutes and appoints Craig D. Vermie and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Retirement Builder Variable Annuity Account, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.


                                            /s/ Arthur C. Schneier
                                            ------------------------------------
                                            Arthur C. Schneider
                                            Vice President
                                            Transamerica Life Insurance Company

      October 1, 2002
---------------------------
Date